                                                                    EXHIBIT 23.3

October 7, 1999

ValueClick
Guy Hill
Director of Marketing
6450 Via Real
Carpinteria, CA 93014

Guy:

    Please find below the Home/Work combined "Actual Reach" figures for the Ad Networks as reported by Media Metrix in its syndicated "Ad Network Report". The following information was published by Media Metrix in July and August 1999:

AD NETWORK                                                    ACTUAL REACH %
----------                                                    --------------
                        AUGUST 1999
24/7 Media..................................................       39.7
Adsmart.....................................................       24.7
BurstMedia..................................................       19.3
DoubleClick Network, The....................................       38.0
Flycast.....................................................       35.7
LinkExchange Network........................................       51.6
Snowball.com................................................        6.8
Startpath Network...........................................        0.8
ValueClick..................................................       28.3

AD NETWORK                                                    ACTUAL REACH %
----------                                                    --------------
                         JULY 1999
24/7 Media..................................................       46.6
Adsmart.....................................................       21.4
BurstMedia..................................................       19.8
DoubleClick Network, The....................................       38.0
Flycast.....................................................       35.9
LinkExchange Network........................................       54.9
Snowball.com................................................        N/A
Startpath Network...........................................        N/A
ValueClick..................................................       24.6

    Please feel free to contact me if you have any additional questions.

Sincerely,

/s/ ROB WARD
Account Development Manager
Media Metrix, Inc.